Exhibit (q)(2)

                                POWER OF ATTORNEY

     We, the undersigned Officers and Trustees of California Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Massachusetts Limited Maturity Municipals Portfolio, National Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio, Ohio Limited Maturity Municipals Portfolio and Pennsylvania Limited Maturity Municipals Portfolio, each a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

     Signature                    Title                            Date
     ---------                    -----                            ----

/s/ Thomas J. Fetter          President and Principal         November 20, 2001
-------------------------     Executive Officer
Thomas J. Fetter


/s/ James L. O'Connor         Treasurer and Principal         November 20, 2001
-------------------------     Financial and Accounting
James L. O'Connor             Officer


/s/ Jessica M. Bibliowicz     Trustee                         November 9, 2001
-------------------------
Jessica M. Bibliowicz


/s/ Donald R. Dwight          Trustee                         November 5, 2001
-------------------------
Donald R. Dwight


/s/ James B. Hawkes           Trustee                         November 5, 2001
-------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III      Trustee                         November 5, 2001
-------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer          Trustee                         November 5, 2001
-------------------------
Norton H. Reamer


/s/ Lynn A. Stout             Trustee                         November 5, 2001
-------------------------
Lynn A. Stout


/s/ Jack L. Treynor           Trustee                         November 5, 2001
-------------------------
Jack L. Treynor